Exhibit 99.1

SeaBright Insurance Holdings, Inc. 1501 4th Avenue Suite 2600 Seattle, WA 98101	Contact: SeaBright Insurance Holdings, Inc. John G. Pasqualetto Chief Executive Officer 206-269-8500 investor@sbic.com

SeaBright Insurance Holdings Authorized to Begin Trading on New York Stock Exchange (“NYSE”)

Seattle, WA – October 24, 2008 – SeaBright Insurance Holdings, Inc. (Nasdaq: SEAB) today announced that the Company has been authorized by the NYSE to trade on the NYSE under the ticker symbol “SBX.” The Company will move from the NASDAQ Global Select Market (“NASDAQ”) to the NYSE and expects to begin trading on the NYSE on November 6, 2008. The Company will continue to trade on the NASDAQ until that time.

“SeaBright remains committed to providing its shareholders with an efficient trading platform and is honored to partner with the New York Stock Exchange” said John G. Pasqualetto, SeaBright’s Chairman, President and Chief Executive Officer. “Its worldwide prestige and reputation for listing the world’s best companies is a great match for SeaBright, and helps us promote investor awareness of our strong historic financial performance and proven business model.”

“We are pleased to welcome SeaBright to our family of listed companies,” said Catherine R. Kinney, Group EVP and Head of Global Listings, NYSE. “We look forward to providing SeaBright with the market quality, broad visibility and information services offered to issuers on the NYSE.”

About SeaBright Insurance Holdings, Inc.

SeaBright Insurance Holdings, Inc. is an insurance holding company whose wholly owned subsidiary, SeaBright Insurance Company, operates as a specialty underwriter of multi-jurisdictional workers’ compensation insurance. SeaBright Insurance Company distributes its maritime, alternative dispute resolution and state act products through selected independent insurance brokers and through its in-house wholesale broker affiliate, PointSure Insurance Services. SeaBright Insurance Company provides workers' compensation coverage to employers in selected regions nationwide. To learn more about SeaBright Insurance Company and SeaBright Insurance Holdings, Inc., visit our website at www.sbic.com.

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Cautionary Statement

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect the Company's actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M Best rating of our insurance subsidiary; the impact of extensive regulation of the insurance industry and legislative and regulatory changes; a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; the loss of our rights to fee income and protective arrangements that were established in connection with the acquisition of our business; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our 2007 Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on March 17, 2008, and in our other public filings filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.